Exhibit 10.2


                              CONSULTING AGREEMENT


                  CONSULTING AGREEMENT (this "Agreement"), dated as of January 20, 2000 by and between Webster Financial Corporation, a Delaware corporation (the "Company"), and Edgar C. Gerwig (the "Consultant").

                  WHEREAS, the Company and MECH Financial Inc., a Delaware corporation ("MECH"), have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 1, 1999, pursuant to which, among other things, MECH shall be merged with and into the Company as of the Effective Time (as defined in the Merger Agreement);

                  WHEREAS, in connection with the transactions contemplated by the Merger Agreement and in recognition of the Consultant's experience and abilities, the Company desires to assure itself of the services of the Consultant in accordance with and subject to the terms and conditions provided herein; and

                  WHEREAS, the Consultant wishes to perform services for the Company in accordance with and subject to the terms and conditions provided herein.

                  NOW, THEREFORE, in consideration of the mutual premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Prior Agreements. The Company acknowledges that, effective as of immediately following the Effective Time, the Consultant's employment with the Company shall terminate in accordance with Section 11 of the Employment Agreement between Mechanics Savings Bank, ("MECH Bank") and the Consultant dated as of June 28, 1996 and that Consultant should be entitled to the payment set forth in Section 1 of the Change in Control Agreement between MECH Bank and the Consultant dated as of June 28, 1996 (relating to a Change in Control, as defined therein).

                  2. Engagement as Consultant. The Company hereby agrees to engage the Consultant, and the Consultant hereby agrees to perform services for the Company, on the terms and conditions set forth herein.

                  3. Term. The Term of this Agreement (the "Term") shall commence on the Effective Time and shall terminate six months thereafter. This Agreement shall be of no force or effect unless and until the Effective Time occurs.

                  4. Duties. During the Term, the Consultant shall perform such services relating to the business of the Company and its subsidiaries as the Consultant and the Chief Executive Officer or Board of Directors of the Company shall mutually agree. Subject to the preceding sentence, (i) Consultant shall provide advisory and consulting services during the term of this Agreement, and will give the Company and its affiliates the benefit of his special knowledge, skill, contacts and business experience in the financial institutions industry and (ii) Consultant shall provide consultant services to the Company and its affiliates in any capacity that is responsive to the reasonable requests of the Company. Due to Consultant's long relationship with MECH and his recognition in the community, his participation as a consultant in the Company's business will add to the stature of the Company and its affiliates. The Consultant shall in no event be required to provide consulting services to the Company for more than 20 hours during any week. The scheduling of such time shall be mutually agreeable to the Consultant and the Company. The Consultant shall perform his duties and responsibilities under this Agreement to the best of his ability and using his best efforts, in a diligent, timely, professional and workmanlike manner, in accordance with performance standards generally prevailing in the savings institutions industry. The Company acknowledges that the Consultant is permitted to pursue other activities, whether of a personal or business nature (subject to the limitations set out in Sections 8 and 10 hereof), and, accordingly, may not always be immediately available to the Company.

                  5. Place of Performance. The Consultant shall perform his duties and conduct his business from his primary residence and/or at such other locations as are reasonably acceptable to him and the Company.

                  6. Independent Contractor. During the term of this Agreement, the Consultant shall be an independent contractor and not an employee of the Company and shall not be entitled to the benefits provided by the Company and its affiliates to employees, including but not limited to group insurance coverage and eligibility to participate in any retirement plans and other employee benefit plans. Accordingly, Consultant shall be responsible for payment of all taxes, including Federal and State income tax, Social Security tax, Unemployment Insurance tax, and any other taxes or business license fees as required. During the Term, the Consultant shall deliver to the Company, within 10 days following the end of each month, a brief description of the services and activities performed by the Consultant during the month in connection with this Agreement, including the approximate amount of time spent by the Consultant in the performance of such services or activities.

                  7. Compensation and Related Matters.

                           (a)  Monthly  Consulting  Fee.  During the Term,  the
Company shall pay to the Consultant, in equal monthly installments, a consulting fee equal to $19,350 per month.

                           (b)  Business  Expenses.   The  Consultant  shall  be
reimbursed by the Company for all reasonable business expenses incurred by him at the request of the Company in connection with his performance of consulting services hereunder upon submission by the Consultant of receipts and other documentation in accordance with the Company's normal reimbursement procedures.

                  8. Termination. The Consultant's engagement as a consultant hereunder shall terminate without further action by any party hereto upon the expiration of the Term or upon the Consultant's death or disability (as defined in the Company's long term disability plan). This Agreement may also be terminated by the Consultant upon 30 days' written notice to the Company (such notice may be waived by mutual consent of the parties) or by the Company upon the Consultant's commencement of, or involvement in, a "Competitive Activity." Upon termination of the Consultant's engagement as a consultant hereunder in accordance with the immediately preceding sentence or as a result of death of disability, the parties hereto shall have no further obligation or liability under this Agreement, except that the Company shall pay the Consultant all fees and reimburse the Consultant for all reasonable expenses earned or incurred hereunder prior to the date of termination.

                           For the purposes of this  Agreement,  a  "Competitive
Activity" shall include the Consultant's direct or indirect participation in the ownership, management, operation or control of, or employment or other association, as an officer, employee, partner or otherwise, with any business that is in competition with the business conducted by the Company and its affiliates in any geographic area where such business is being conducted.

                  9.  Option  to  Purchase  Car.  At  the  Effective  Time,  the
Consultant shall have the right and option to purchase at "book value" the automobile that was provided to him by MECH immediately prior to the Effective Time.


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

                  10. Compliance with Law and Company Policy. In the performance of the services herein contemplated, the Consultant is an independent contractor with the authority to control the details of his work. However, the services of the Consultant are subject to the approval of the Company and shall be subject to the Company's general right of supervision to secure the satisfactory performance thereof. The Consultant agrees to comply with all federal, state and municipal laws, rules and regulations, as well as all policies and procedures of the Company, that are now or may in the future become applicable to the Consultant in connection with his services to the Company. At all times during or after the Term, the Consultant shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliates, and shall not in any manner, directly or indirectly, use for his own benefit or the benefit of any other person, firm, entity or corporation, nor disclose, divulge, render or offer, any information, except on behalf of the Company in the course of the proper performance of the Consultant's duties or except as may otherwise be required by law or legal process (provided the Company has been given notice and opportunity to challenge or limit the scope of disclosure purportedly so required). Confidential information shall not include, for purposes of this Section 10, any information that is generally available to the public other than as result of a prohibited disclosure by the Consultant. At all times during and after the Term, the Consultant shall refrain from making disparaging remarks about the Company and its officers, directors and employees.

                  11. Indemnification. The Company shall indemnify and hold harmless the Consultant to the full extent permitted by law and the by-laws of the Company for reasonable expenses, costs, liabilities and legal fees that the Consultant may incur in the discharge of his duties hereunder, solely to that extent such duties are performed at the direction of a senior officer of the Company.

                  12.  Successors:  Binding Agreement.

                           (a) The Company shall require any successor to all or
substantially all of the business or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.



                           (b) This  Agreement and all rights of the  Consultant
hereunder shall inure to the benefit of and be enforceable by the Consultant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devices and legates. This Agreement is personal to and may not be assigned by the Consultant.



                           (c) On and after the Effective  Time,  this Agreement
shall supercede any other agreement between the parties hereto or between MECH and the Consultant with respect to the subject matter hereof; provided nothing herein shall impair Consultant's rights under the prior agreements described in Paragraph 1 above.



                  13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by the notice):




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

         If to the Company:                 Webster Financial Corporation
                                            Webster Plaza
                                            Waterbury, CT  06702
                                            Attention:  Corporate Secretary

         If to the Consultant:              Edgar C. Gerwig
                                            32 Pratt Street
                                            Essex, Connecticut  06426


                  14. Disputes. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity hereof, shall be finally settled by arbitration by one arbitrator in Connecticut pursuant to the Commercial Arbitration Rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction.

                  15. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the parties hereto. No waiver by a party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by the parties which are not set forth expressly in this Agreement. This Agreement shall be governed and construed in accordance with the laws of Connecticut, without giving effect to the principles of conflicts of law thereunder.

                  16.   Counterparts.   This   Agreement   may  be  executed  in
counterparts, each of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

                  17. Enforcement. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  18. Survival. The obligations of the parties set forth in Sections 6, 8, 10, 11, 12, 13, 14, 15, 17 and 18 shall survive any termination or expiration of the Consultant's engagement as a consultant hereunder or of this Agreement



                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                       WEBSTER FINANCIAL CORPORATION

                                       By: /s/ James C. Smith
                                          -----------------------------
                                       Name:    James C. Smith
                                       Title:   Chairman and CEO

                                           /s/ Edgar C. Gerwig
                                       -----------------------------
                                       Name:    Edgar C. Gerwig


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